COMMON STOCK	9 Months Ended
Sep. 25, 2011
Notes to Financial Statements
COMMON STOCK

On April 20, 2011, by written consent of the Shareholders, the Company increased the authorized shares of its common stock to 250,000,000 shares from 50,000,000.

On April 20, 2011, as consideration of a six month consulting engagement related to corporate finance and improved visibility in the financial community, the Company issued to Affinity advisors, LLC 300,000 shares of its common stock. As a result, the Company recorded consulting expenses of $15 for the nine months ended September 25, 2011.

On June 8, 2011, the Company raised $50 from the sale of 500,000 of its common stock at a price of $.10 per share. The proceeds were used for general working capital purposes. In addition the Company issued 500,000 warrants with an exercise price of $.20, and an expiration of June 30, 2014.

On June 15, 2011, as part of an agreement with ICM Capital Markets, Ltd. (“ICM”) to provide investment banking services, the Company issued a total of 357,705 of its common stock to ICM and certain ICM employees as follows: ICM Capital Markets, Ltd. 112,677; Averell Satloff 209,257 and Harvey Luft 35,771. As a result, the Company recorded consulting expenses of $40 for the nine months ended September 25, 2011.

On July 19, 2011, the Company issued 50,000 shares of its common stock to Broad Street Ventures LLC for services related to the June 8, 2011 $50 capital raise noted above. In addition, 50,000 warrants were issued at an exercise price of $.20 and an expiration date of June 30, 2014.

On August 4, 2011, as consideration of a 90 day consulting engagement related to investor relations, the Company issued to Corporate Public relations Inc. 200,000 shares of its common stock. As a result, the Company recorded consulting expenses of $10 for the nine months ended September 25, 2011.